Exhibit 99.2

Press Release

For more information:

Michelle Kersch	Steve Eagerton
Black Knight, Inc.	Black Knight, Inc.
904.854.5043	904.854.3683
michelle.kersch@bkfs.com	steve.eagerton@bkfs.com

Black Knight Announces Proposed Offering of $750 Million of Senior Notes Due 2028

JACKSONVILLE, Fla. – August 11, 2020 – Black Knight, Inc. (NYSE:BKI) (“Black Knight” or the “Company”), today announced that its indirect, wholly-owned subsidiary, Black Knight InfoServ, LLC (“BKIS”), intends to offer and sell, subject to market and other conditions, an aggregate principal amount of $750 million Senior Unsecured Notes due 2028 (the “Senior Notes”). The Senior Notes are expected to be guaranteed on a senior unsecured basis by Black Knight and by BKIS’s direct parent entity and substantially all of BKIS’s wholly-owned restricted subsidiaries that guarantee its credit facility. The Senior Notes will be offered only to qualified institutional buyers in accordance with Rule 144A and to non-U.S. persons under Regulation S under the Securities Act of 1933, as amended (the “Securities Act”).

The net proceeds of the proposed offering will be deposited into an escrow account upon the closing of the offering. Upon release from escrow, Black Knight intends to use the net proceeds of the issuance of the Senior Notes, together with cash on hand and borrowings under its revolving credit facility, to finance a portion of the cash consideration for its previously announced pending acquisition of Optimal Blue Holdings, LLC (“Optimal Blue”), including repayment of any remaining amounts outstanding under the Optimal Blue debt facilities, and to pay related fees and expenses. The offering is not contingent upon the consummation of the acquisition of Optimal Blue, although the Senior Notes are subject to a special mandatory redemption if the Optimal Blue acquisition is not consummated.

The offer and sale of the Senior Notes have not been registered under the Securities Act, or any other securities laws, and the Senior Notes may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy the Senior Notes. All offers of the Senior Notes will be made only by means of a private offering memorandum. This press release is being issued pursuant to and in accordance with Rule 135(c).

About Black Knight, Inc.

Black Knight (NYSE: BKI) is a leading provider of integrated software, data and analytics solutions that facilitate and automate many of the business processes across the homeownership lifecycle.

As a leading fintech, Black Knight is committed to being a premier business partner that clients rely on to achieve their strategic goals, realize greater success and better serve their customers by delivering best-in-class software, services and insights with a relentless commitment to excellence, innovation, integrity and leadership.

Forward-Looking Statements and Risk Factors

This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The risks and uncertainties that forward-looking statements are subject to include, but are not limited to:

•	satisfaction of the conditions to closing the acquisition of Optimal Blue, LLC ("Optimal Blue") and consummate the transaction, including the receipt of regulatory approvals;

•	our ability to obtain debt financing to finance the acquisition of Optimal Blue on reasonable terms;

•	changes in general economic, business, regulatory and political conditions, including those resulting from pandemics such as COVID-19, particularly as they affect foreclosures and the mortgage industry;

•	the outbreak of COVID-19 and measures to reduce its spread, including the effect of governmental or voluntary actions such as business shutdowns and stay-at-home orders;

•	security breaches against our information systems;

•	our ability to maintain and grow our relationships with clients;

•	changes to the laws, rules and regulations that affect our and our clients’ business;

•	our ability to adapt our services to changes in technology or the marketplace or to achieve our growth strategies;

•	our ability to protect our proprietary software and information rights;

•	the effect of any potential defects, development delays, installation difficulties or system failures on our business and reputation;

•	risks associated with the availability of data;

•	the effects of our existing leverage on our ability to make acquisitions and invest in our business;

•	our ability to successfully integrate strategic acquisitions;

•	risks associated with our investment in Dun & Bradstreet Holdings, Inc. (“DNB”);

•	there will be limited covenants and no financial covenants in the indenture governing the Senior Notes;

•	our ability to service and repay the Senior Notes will be dependent on the cash flow generated by our subsidiaries;

•	the restrictive covenants governing our indebtedness;

•	a breach of the covenants governing our indebtedness could trigger a default resulting in the acceleration of the related debt;

•	the Senior Notes will be effectively subordinated to our and our subsidiary guarantors’ indebtedness under our credit agreement and other secured indebtedness to the extent of the value of the assets securing those obligations;

•	the Senior Notes will be structurally subordinated to all obligations of our subsidiaries that are not guarantors of the Senior Notes;

•	the lenders under our credit agreement will have the discretion to release the guarantors under our credit agreement, which will cause those guarantors to be released from their guarantees of the Senior Notes;

•	an active after-market for the Senior Notes may not develop;

•	there may be changes in our credit ratings or the debt market;

•	we may issue additional notes;

•	we may not be able to repurchase the Senior Notes upon a change of control;

•	certain corporate events may not trigger a change of control, in which case we will not be required to redeem the Senior Notes;

•	the downgrade, suspension or withdrawal of the rating assigned to the us or the Senior Notes; and

•	there may be difficult and volatile conditions in the market and economy.

This press release should be read in conjunction with the risks detailed in the “Statement Regarding Forward-Looking Statements,” “Risk Factors,” and other sections of the Company’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other filings with the Securities and Exchange Commission.

Although we have attempted to identify important risk factors, there may be other risk factors not presently known to us or that we presently believe are not material that could cause actual results and developments to differ materially from those made in or suggested by the forward-looking statements contained in this press release. If any of these risks materialize, or if any of the above assumptions underlying forward-looking statements prove incorrect, actual results and developments may differ materially from those made in or suggested by the forward-looking statements contained in this press release. For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements that are included elsewhere in this press release. Any forward-looking statement made by us in this press release speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update or to revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless specifically expressed as such, and should be viewed as historical data.